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                                                                    Exhibit 10.4


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                          SECURITIES PURCHASE AGREEMENT


                                  By and among


                               PROSOFTTRAINING.COM


                                       and


                           THE INVESTORS NAMED HEREIN


                          ----------------------------


                            Dated as of June 27, 2000


                          ----------------------------




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                          SECURITIES PURCHASE AGREEMENT


         This Securities Purchase Agreement (this "Agreement") is made as of June 27, 2000 by and among ProsoftTraining.com, a Nevada corporation (the "the Company"), and the parties identified on the signature page hereof as the Investors (the "Investors").

         WHEREAS, the Company desires to sell, and the Investors desire to purchase, an aggregate of up to 2,000,000 shares of the Company's common stock, $0.001 par value (the "Common Stock") upon the terms and subject to the conditions contained in this agreement.

         NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties set forth herein, the parties hereby agree as follows:

                                   ARTICLE I
                        AUTHORIZATION AND SALE OF SHARES

         1.1   Authorization. The Company has authorized the issuance and sale
               -------------
to the Investors of an aggregate of up to 2,000,000 shares of Common Stock (the "Shares"). The number of Shares to be issued and sold to each Investor shall be the amounts indicated on the signature page opposite such Investor's name.

         1.2   Issuance and Sale of Shares. Upon the terms and subject to the
               ---------------------------
conditions set forth herein, in reliance on the representations and warranties of the Investors contained herein, the Company will issue and sell to each Investor and, in reliance on the representations and warranties of the Company contained herein, such Investor will purchase from the Company, the number of Shares to be purchased by such Investor, for a purchase price of $11.00 per Share (the "Purchase Price").

                                   ARTICLE II
                                     CLOSING

         2.1   Closing Date. The first closing (the "Initial Closing") of the
               ------------
purchase and sale of the Shares shall take place on the date of this Agreement (the date of the Initial Closing, "Initial Closing Date"). The purchase and sale of the Shares may be completed in one or more closings in addition to the Initial Closing (each such closing, the "Closing" and the date of each such Closing, the "Closing Date"). The Closing shall be held at such place as agreed to by the Company and the Investors. Delivery of the Shares to be purchased by each Investor shall be made at the Closing by the Company delivering to such Investor, against payment of the Purchase Price, one certificate representing the appropriate number of Shares (registered in the name of such Investor or its nominee). Payment of the Purchase Price for the Shares to be purchased by each Investor shall be made by such Investor to the Company by delivery by wire transfer of immediately available funds equal to the Purchase Price for such Shares.

         2.2   Opinion of Counsel. In connection with the Closings, each
               ------------------
Investor shall receive an opinion of Hewitt & McGuire, LLP, counsel to the Company, dated the Initial Closing Date substantially in the form attached hereto as Exhibit A.
          ---------

         2.3   Further Assurances. From time to time following the Closing, upon
               ------------------
the request of any Investor, the Company shall execute and deliver, or cause to be executed and delivered, to such Investor such other instruments and take such other action as may be reasonably necessary to more effectively vest in such Investor and put such Investor in possession of the Shares purchased by such Investor.

                                  ARTICLE III
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         As an inducement to the Investors to enter into this Agreement and to consummate the transactions contemplated hereby, the Company represents and warrants to the Investors, as of the date of this Agreement, as follows:

         3.1   Organization and Qualification. The Company and each of the
               ------------------------------
Subsidiaries (as hereinafter defined) is a corporation, duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. The Company and each of the Subsidiaries has all requisite corporate power and authority, and has been duly authorized by all necessary consents, approvals, authorizations, orders, registrations, qualifications, licenses and permits of and from all public, regulatory or governmental agencies and bodies, to own, lease and operate its assets and properties and to conduct its business as it is now being conducted and is duly qualified or licensed to do business and in good standing in each jurisdiction in which the nature of its business or the ownership, leasing or operation of its assets and properties makes such qualification or licensing necessary.

         3.2   Subsidiaries.
               ------------

               (a) The only direct or indirect subsidiaries of the Company are those listed on Schedule 3.2(a). Except for the ownership interests set
                    ---------------
forth in Schedule 3.2(a), the Company does not own or control, directly or
         ---------------
indirectly, any capital stock interest in a corporation, any partnership interest in a partnership, or a membership interest in a limited liability company, association or other entity or project. The entities listed on
Schedule 3.2(a) are hereinafter referred to as the "Subsidiaries."
---------------

               (b) All of the issued and outstanding shares of capital stock of or other equity interests in each Subsidiary have been validly issued, are fully paid and nonassessable and are owned, directly or indirectly, by the Company free and clear of any pledges, liens, claims, encumbrances, security interests, charges and options of any nature whatsoever ("Liens") and there are no outstanding subscriptions, options, calls, contracts, voting trusts, proxies or other commitments, understandings, restrictions, arrangements, rights or warrants, including any right of conversion or exchange under any outstanding security, instrument or other agreement, obligating any Subsidiary to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of its capital stock or obligating it to grant, extend or enter into any such agreement or commitment.

         3.3   Capitalization. As of the date hereof, the authorized, issued and
               --------------
outstanding capital stock of the Company is as set forth on Schedule 3.3 attached hereto. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid

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and nonassessable, have been issued in compliance with all federal and state securities laws and were not issued and are not now in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities. Except as set forth on Schedule 3.3 attached hereto, and except for the transactions contemplated hereby, (i) there are not authorized, issued, reserved for issuance or outstanding (A) any shares of capital stock or other voting securities of the Company, (B) any securities convertible into or exchangeable or exercisable for shares of capital stock or other voting securities of the Company, or any obligation of the Company to issue any capital stock or other voting securities, or (C) any warrants, calls, options or other rights to acquire from the Company or any obligation of the Company to issue, any capital stock, voting securities or securities convertible into or exchangeable or exercisable for capital stock or voting securities of the Company, and (ii) there are no outstanding obligations of the Company to repurchase, redeem or otherwise acquire any such securities or to issue, deliver or sell, or cause to be issued, delivered or sold, any such securities.

         3.4   Authority. The Company has all necessary corporate power and
               ---------
authority to enter into this Agreement and the other agreements, documents and instruments to be executed by the Company in furtherance of the transactions contemplated hereby (the "Transaction Documents"), and to consummate the transactions contemplated hereby. The execution and delivery of the Transaction Documents and the consummation by the Company of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of the Company. The Shares have been duly authorized by the Company. The Shares, when issued, sold and delivered in accordance with this Agreement, will be validly issued, fully paid and nonassessable. No preemptive rights or other rights to subscribe for or purchase securities exist with respect to the issuance and sale of the Shares by the Company pursuant to the Transaction Documents.

         3.5   Consents and Approvals; Non-Contravention. The execution and
               -----------------------------------------
delivery by the Company of the Transaction Documents, the performance of its obligations thereunder and the consummation by it of the transactions contemplated thereby do not and will not (a) require the consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any government agency or body, domestic or foreign, applicable to the Company or any of its properties or assets, (b) require the consent or approval of any party other than a court or government agency or body, (c) result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any Lien upon any property or assets of the Company pursuant to any agreement, instrument, franchise, license or permit to which the Company is a party or by which the Company or its properties or assets may be bound or (d) violate any judgment, decree, order, statute, rule or regulation of any court or any federal, state, local or foreign government, court, administrative, regulatory or other governmental agency, commission or authority or any non-governmental self-regulatory agency, commission or authority (a "Governmental Entity") or body applicable to the Company or any of its properties or assets. The execution, delivery and performance of the Transaction Documents by the Company and the consummation of the transactions contemplated thereby do not and will not violate or conflict with any provision of the certificate of incorporation or by-laws, of the Company, as currently in effect.

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         3.6   Enforceability of Transaction Documents. This Agreement has been,
               ---------------------------------------
and each of the other Transaction Documents to be executed and delivered by the Company, has been or will be, duly and validly authorized, executed and delivered by the Company. This Agreement is, and such other Transaction
Documents when so executed and delivered will be, valid and binding obligations of the Company, enforceable against it in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws from time to time affecting the enforcement of creditors' rights generally.

         3.7   SEC Reports. The Company has timely filed all documents required
               -----------
to be filed with the Securities and Exchange Commission (the "SEC") (collectively, including all exhibits and schedules thereto and documents incorporated therein by reference, the "SEC Reports"). As of their respective dates, (a) the SEC Reports complied in all material respects with the requirements of the Securities Act of 1933, as amended (including the rules and regulations promulgated thereunder, the "Securities Act"), and the Securities Exchange Act of 1934, as amended (including the rules and regulations promulgated thereunder, the "Exchange Act"), as applicable, and (b) none of the SEC Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

         3.8   Financial Statements. The consolidated financial statements of
               --------------------
the Company included in the SEC Reports (collectively, the "Financial Statements"), including without limitation the consolidated financial statements included in the Annual Report on Form 10-K of the Company for the year ended July 31, 1999 (the "Form 10-K") and the Quarterly Report on Form 10-Q of the Company for the quarter ended April 30, 2000 (the "Third Quarter 10-Q"), complied as to form, as of their respective dates, in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles (except, in the case of interim financial statements, as permitted by Form 10-Q of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) (collectively, "GAAP") and fairly present the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of operations and cash flows for the periods then ended (subject, in the case of interim financial statements, to normal year-end audit adjustments).

         3.9   Absence of Certain Material Changes. Since April 30, 2000, there
               -----------------------------------
has been no material adverse change in the business, properties, prospects, operations, financial condition or results of operations of the Company and its subsidiaries, taken as a whole (a "Material Adverse Change"), whether or not arising from transactions in the ordinary course of business.

         3.10  Actions. Except as set forth in the SEC Reports, there is no
               -------
action, suit, inquiry, proceeding or investigation by or before any court or governmental or other regulatory or administrative agency or commission, domestic or foreign, to which the Company or any of the Subsidiaries is a party or to which any property of the Company or any of the Subsidiaries is subject in which there is a reasonable possibility of an adverse decision which would result in a Material Adverse Change, and to the knowledge of the Company, there is no valid basis for any such action, suit, inquiry, proceeding or investigation. Neither the Company nor any of the


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Subsidiaries is subject to any judgment, order or decree which could reasonably be expected to result in a Material Adverse Change.

         3.11  No Undisclosed Liabilities. Except (a) as set forth in the SEC
               --------------------------
Reports filed prior to the date of this Agreement, or (b) as incurred in the ordinary course of business of the Company, neither the Company nor any of the Subsidiaries has any liabilities or obligations (direct or indirect, contingent or absolute, known or unknown, matured or unmatured), whether arising out of contract, tort, statute or otherwise ("Liabilities"). The reserves reflected on the balance sheet dated April 30, 2000 and the balance sheet dated July 31, 1999 are appropriate and reasonable and have been calculated in a manner consistent with past practice.

         3.12  Investment Company Act. Neither the Company nor any of the
               ----------------------
Subsidiaries is (a) an "investment company" or a company "controlled" by an investment company within the meaning of the Investment Company Act of 1940, as amended, (b) a "holding company" or a "subsidiary company" of a holding company or an "affiliate" thereof within the meaning of the Public Utility Holding Company Act of 1935, as amended, or (c) subject to regulation under the Federal Power Act or the Interstate Commerce Act.

         3.13  Reporting. The Company is subject to Section 13 of the Exchange
               ---------
Act and is in compliance in all material respects with the provisions of such section.

         3.14  Registration and Qualification. Assuming the accuracy of the
               ------------------------------
representations and warranties made by the Investors set forth in Article IV hereof, it is not necessary in connection with the offer, sale and delivery of the Shares to the Investors in the manner contemplated by this Agreement to register the Shares under the Securities Act or the securities laws of any state thereof.

         3.15  No Defaults. Neither the Company nor any of the Subsidiaries is
               -----------
in violation or default under any provision of its certificate of incorporation, by-laws, or other organizational documents, or is in breach of or default with respect to any provision of any agreement, judgment, decree, order, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which it is a party or by which it or any of its properties are bound, except for breaches or defaults which would not result in a Material Adverse Change; and there does not exist any state of facts which would constitute an event of default on the part of any of the Company or the Subsidiaries as defined in such documents which, with notice or lapse of time or both, would constitute a default which would result in a Material Adverse Change.

         3.16  Violations of Law. Except where failure to comply would not
               -----------------
result in a Material Adverse Change, the Company and each of the Subsidiaries is in compliance and has complied in all material respects and at all times during the past three years with all applicable federal, state and local statutes, codes, ordinances, rules and regulations, judgments, decrees, orders, writs and injunctions of the United States and all other countries and subdivisions thereof to the extent applicable, and during such three year period, no notice, charge, claim, action or assertion has been received by the Company or the Subsidiaries or has been filed, commenced or, to the knowledge of the Company and the Subsidiaries, threatened against the Company or the Subsidiaries alleging any violation of any of the foregoing. Neither the Company nor any of the Subsidiaries has at any time (a) made any unlawful contribution to any candidate for domestic or

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foreign office or failed to disclose fully any contribution in violation of law or (b) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.

         3.17  Intellectual Property. The Company and the Subsidiaries have
               ---------------------
sufficient trademarks, trade names, patent rights, copyrights, licenses, approvals and governmental authorizations to conduct their businesses as now conducted; and neither the Company nor any of the Subsidiaries has knowledge of any infringement by it of any trademark, trade name, patent, copyright, license, trade secret or other similar rights of others, and there is no claim being made against the Company or any of the Subsidiaries regarding trademark, trade name, patent, copyright, license, trade secret or other infringement.

         3.18  Taxes.
               -----

               (a) The Company has timely filed all Tax Returns required to be filed by it under applicable law, and all such Tax Returns were and are true, complete and correct in all material respects. Except to the extent adequately reserved for in accordance with GAAP and reflected on the balance sheets of the Company dated July 31, 1999, all Taxes due and payable by the Company have been timely paid in full.

               (b) There are no Tax Liens upon the assets of the Company except Liens for Taxes not yet due.

               (c) The Company has complied with the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), relating to the withholding of Taxes, as well as similar provisions under any other laws, and have, within the time and in the manner prescribed by law, withheld, collected and paid over to the proper governmental authorities all amounts required.

               (d) No audits or other administrative proceedings or court proceedings are presently pending or, to the knowledge of the Company, asserted with regard to any Taxes or Tax Returns of the Company.

               (e) The Company has not received a written ruling of a taxing authority relating to Taxes or entered into a written and legally binding agreement with a taxing authority relating to Taxes with any taxing authority.

               (f) The Company has not requested any extension of time within which to file any Tax Return, which Tax Return has not since been filed, and the statute of limitations for the assessment of federal, state, local and foreign income Taxes has expired for all applicable returns of the Company or those returns have been examined by the appropriate taxing authorities for all periods.

               (g) The Company is not a party to any agreement providing for the allocation or sharing of Taxes or indemnification by the Company of any other person in respect of Taxes.

               (h) As used in this Section 3.18, (i) the term "Taxes" means any federal, state, county, local or foreign taxes, charges, fees, levies or other assessments, including all net

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income, gross income, sales and use, ad valorem, transfer, gains, profits, excise, franchise, real and personal property, gross receipt, capital stock, production, business and occupation, disability, employment, payroll, license, estimated, stamp, custom duties, severance or withholding taxes or charges imposed by any Governmental Entity, and includes any interest and penalties (civil or criminal) on or additions to any such taxes, and (ii) the term "Tax Return" means a report, return or other information required to be supplied to a Governmental Entity with respect to Taxes including, where permitted or required, combined or consolidated returns for any group of entities that includes the Company or any of the Subsidiaries.

     3.19   ERISA.
     ------------

         (a) All material contributions and other payments required to have been made by the Company or any of the Subsidiaries to any employee benefit plans within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and any employment, retention, severance or change in control agreement, in each case that is sponsored, maintained or contributed to or required to be contributed to by the Company or by any trade or business, whether or not incorporated (an "ERISA Affiliate") that, together with either the Company or any of the Subsidiaries, would be deemed a "single employer" within the meaning of Section 4001(b) of ERISA (collectively, the "Benefit Plans") (or to any person pursuant to the terms thereof) have been made or the amount of such payment or contribution obligation has been reflected in the financial statements in the Third Quarter 10-Q.

         (b) Each of the Benefit Plans intended to be "qualified" within the meaning of Section 401(a) or Section 501(c)(9) of the Code has been determined by the IRS to be so qualified, and no circumstances exist that could reasonably be expected to result in the revocation of any such determination. The Company and each of the Subsidiaries and any ERISA Affiliate is in compliance in all material respects with, and each of the Benefit Plans is and has been operated in all material respects in compliance with, all applicable laws, rules and regulations governing such plan, including, without limitation, ERISA and the Code. Each Benefit Plan intended to provide for the deferral of income, the reduction of salary or other compensation, or to afford other income tax benefits, complies with the requirements of the applicable provisions of the Code or other laws, rules and regulations required to provide such income tax benefits. No prohibited transactions (as defined in Section 406 or 407 of ERISA or Section 4975 of the Code) have occurred for which a statutory exemption is not available with respect to any Benefit Plan, and which could give rise to liability on the part of the Company, any of the Subsidiaries, any ERISA Affiliate, any Benefit Plan, or any fiduciary, party in interest or disqualified person with respect thereto that would be material to either of the Company or would be material to the Company if it were its liability.

         (c) With respect to the Benefit Plans, individually and in the aggregate, no event has occurred, there does not now exist any condition or set of circumstances, that could subject the Company, any of the Subsidiaries or any ERISA Affiliate to any material liability arising under the Code, ERISA or any other applicable law, or under any indemnity agreement to which the Company, any of the Subsidiaries or any ERISA Affiliate is a party, excluding liability relating to benefit claims and funding obligations payable in the ordinary course.

         (d)   Other than continuation coverage required to be provided under
Section 4980B of the Code or Part 6 of Title I of ERISA or otherwise as provided by state law, none of the Benefit Plans that are "welfare plans," within the meaning of Section 3(1) of ERISA, provides for any benefits with respect to current or former employees for periods extending beyond their retirement or other termination of service.

   3.20  Environmental Matters.
         ---------------------

         (a) The Company and each of the Subsidiaries has been and is in material compliance with all applicable Environmental Laws (as defined in Section 3.20(g)) and neither the Company nor any of the Subsidiaries has received any written communication from any person or governmental authority that alleges that any of them have not been and is not in compliance with applicable Environmental Laws. Compliance with all applicable Environmental Laws will not require the Company or the Subsidiaries to incur material costs.

         (b) The Company and each Subsidiary has obtained or has applied for all environmental, health and safety permits and governmental authorizations (collectively, the "Environmental Permits") necessary for the conduct of their operations, and all such Environmental Permits are in effect or, where applicable, a renewal application has been timely filed and is pending agency approval, and the Company and each Subsidiary has been and is in material compliance with all terms and conditions of all such Environmental Permits.

         (c) There is no Environmental Claim (as defined in Section 3.20(g)) pending (i) against the Company or the Subsidiaries, (ii) against any person or entity whose liability for any Environmental Claim the Company or the Subsidiaries has retained or assumed either contractually or by operation of law, or (iii) against any real or personal property or operations which the Company or the Subsidiaries own, lease or manage, in whole or in part.

         (d) There have been no Releases (as defined in Section 3.20(g)) of any Hazardous Material (as defined in Section 3.20(g)) that could reasonably form the basis of any Environmental Claim against the Company or the Subsidiaries or against any person or entity whose liability for any Environmental Claim the Company or the Subsidiaries has retained or assumed either contractually or by operation of law.

         (e) No remediation of Releases has occurred on any property owned, leased or managed by the Company or the Subsidiaries that could result in the assertion or creation of a Lien on said property by any governmental body pursuant to an applicable Environmental Law, nor has any such assertion of a Lien been made with respect thereto.

         (f) To the knowledge of the Company, there are no past, present or anticipated future events, conditions, circumstances, activities, practices, incidents, actions, or plans relating to the Company or the Subsidiaries that may interfere with or prevent compliance or continued compliance with applicable Environmental Laws or which may give rise to any liability under the Environmental Laws, or otherwise form the basis of any Environmental Claim.

         (g)   As used in this Section 3.20:

               (i) "Environmental Claim" means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, directives, orders, claims, Liens, investigations, proceedings or notices of noncompliance or violation by any person or entity (including any governmental authority) alleging potential liability (including, without limitation, potential responsibility for or liability for enforcement, investigatory costs, cleanup costs, governmental response costs, removal costs, remediation costs, natural resources damages, property damages, personal injury, bodily injury, wrongful death or penalties) arising out of, based on or resulting from (A) the presence, Release or threatened Release of any Hazardous Materials at any location, whether or not owned, operated, leased or managed by the Company or the Subsidiaries; or (B) circumstances that form the basis of any violation or alleged violation of any Environmental Law.

               (ii) "Environmental Laws" means all federal, state and local laws, rules and regulations relating to pollution, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or protection of human health and safety, including, without limitation, laws and regulations relating to Releases or threatened Releases of Hazardous Materials, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials.

               (iii) "Hazardous Materials" means (A) any petroleum or petroleum products, radioactive materials, asbestos in any form that is or could become friable, urea formaldehyde foam insulation and transformers or other equipment that contain dielectric fluid containing polychlorinated biphenyls ("PCBs"); (B) any chemicals, materials or substances which are now defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous wastes," "restricted hazardous wastes," "toxic substances," "toxic pollutants," or words of similar import under any Environmental Law and (C) any other chemical, material, substance or waste, exposure to which is now prohibited, limited or regulated under any Environmental Law in a jurisdiction in which the Company or any of the Subsidiaries operate.

               (iv) "Release" means any spill, emission, leaking, injection, deposit, disposal, discharge, dispersal or leaching into the atmosphere, soil, surface water or groundwater.

   3.21  Labor Matters. (a) Neither the Company nor any of the Subsidiaries is
         -------------
a party to, or bound by, any collective bargaining agreement, contract or other agreement or understanding with a labor union or labor organization; (b) to knowledge of the Company, no union claims to represent the employees of the Company or the Subsidiaries; (c) none of the employees of the Company or the Subsidiaries is represented by any labor organization and the Company has no knowledge of any current union organizing activities among the employees of the Company or any of the Subsidiaries, nor does any question concerning representation exist concerning such employees; (d) neither the Company nor any of the Subsidiaries is the subject of any proceeding asserting that it has committed an unfair labor practice or seeking to compel it to bargain with any labor organization as to wages or conditions of employment; (e) there is no strike, work stoppage, lockout or other labor dispute involving the Company or the Subsidiaries pending or threatened; (f) no action, suit, complaint, charge, arbitration, inquiry, proceeding or investigation by or before any Governmental Entity brought by or on behalf of any employee, prospective employee, former employee, retiree, labor organization or other representative of its employees is pending or, to the knowledge of the Company, threatened against the Company or the Subsidiaries;
(g) to the knowledge of the Company, no grievance is threatened against the Company or the Subsidiaries; and (h) neither the Company nor any of the Subsidiaries is a party to, or otherwise bound by, any consent decree with, or citation by, any Governmental Entity relating to employees or employment practices.

     3.22 Brokers and Finders. No agent, broker, investment banker, financial
          -------------------
advisor or other firm or person is or will be entitled to any broker's or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated by the Transaction Documents, except for Suntrust Equitable Securities.

     3.23 Private Placement Memorandum. The Company has furnished to each
          ----------------------------
Investor a Confidential Private Placement Memorandum dated June 12, 2000 (the "PPM"). The information contained in the PPM is true and correct in all material respects and does not omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading. The historical financial information regarding ComputerPREP, Inc. ("ComputerPREP") included in the PPM (the "ComputerPREP Information") is based on the historical audited annual financial statements and unaudited interim financial statements of ComputerPREP provided by ComputerPREP to the Company. The Company has no reason to question the accuracy of the historical financial statements of ComputerPREP and has used reasonable assumptions in light of its present knowledge to prepare the ComputerPREP Information, however, the Company makes no other representation or warranty with respect to the ComputerPREP Information.

     3.24 Eligibility to Use Form S-3. The Company is eligible to register the
          ---------------------------
resale of the Shares by the Investors under the Securities Act using a registration statement on Form S-3.

                                   ARTICLE IV
                 REPRESENTATIONS AND WARRANTIES OF THE INVESTORS

         As an inducement to the Company to enter into this Agreement and to consummate the transactions contemplated hereby, each Investor, severally but not jointly with the other Investors, hereby represents and warrants to the Company as follows:

     4.1 Investment. Each Investor is acquiring Shares for investment for its
         ----------
own account, and not with a view to any distribution thereof in violation of the securities laws. Each Investor understands that such Shares have not been registered under the Securities Act by reason of specific exemptions therefrom which depend upon, among other things, the bona fide nature of the investment intent and the accuracy of the Investor's representations as expressed herein. Each Investor's financial condition and investments are such that it is in a position to hold such Shares for an indefinite period, bear the economic risks of the investment and withstand the complete loss of the investment. Each Investor has extensive knowledge and experience in financial and business matters and has the capability to evaluate the merits and risks of such

Shares. Each Investor qualifies as an "accredited investor" as such term is defined in Section 2(15) of the Securities Act and Regulation D promulgated thereunder.

     4.2 Rule 144. Each Investor acknowledges that the Shares to be purchased by
         --------
the Investors must be held indefinitely unless subsequently registered under the Securities Act or any applicable state securities laws or unless exemptions from such registrations are available. Each Investor is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of securities purchased in a private placement subject to the satisfaction of certain conditions.

     4.3 Organization of the Investors. Each Investor is duly organized and
         -----------------------------
validly existing under the laws of the jurisdiction of its organization.

     4.4 No Voting Agreements. Except as disclosed in Section 4.4 of the
         --------------------
Investor Disclosure Letter, the Investors have not entered into any voting agreement relating to the Shares prior to the date hereof.

     4.5 Authority of the Investors.
         --------------------------

        (a) Each Investor has the power and authority to execute and deliver this Agreement, to consummate the transactions contemplated hereby and to comply with the terms, conditions and provisions hereof.

        (b) The execution, delivery and performance of this Agreement by each Investor has been duly authorized and approved by such Investor and does not require any further authorization or consent of such Investor or its beneficial owners. This Agreement is the legal, valid and binding agreement of the Investor, enforceable against the Investor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws from time to time affecting the enforcement of creditors' rights generally.

     4.6 Non-Contravention. The execution, delivery and performance of this
         -----------------
Agreement by the Investors and the consummation of any of the transactions contemplated hereby by the Investors will not (a) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any Lien, charge or encumbrance upon any property or assets of the Investors pursuant to any agreement, instrument, franchise, license or permit to which the Investors are a party or by which any of its properties or assets may be bound or (b) violate or conflict with any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body applicable to each Investor or any of its properties or assets, other than such breaches, defaults or violations that are not reasonably expected to impair the ability of each Investor to consummate the transactions contemplated by this Agreement. The execution, delivery and performance of this Agreement by each Investor and the consummation of the transactions contemplated hereby by each Investor does not and will not violate or conflict with any provision of the organizational documents of such Investor, as currently in effect. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any government agency or body applicable to the Investors is required for the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby.

     4.7 Brokers and Finders. No agent, broker, investment banker, financial
         -------------------
advisor or other firm or person is or will be entitled to any broker's or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated by the Transaction Documents.

                                   ARTICLE V
                  RESTRICTIONS ON TRANSFERABILITY OF SECURITIES

     5.1 Restrictive Legend. Each certificate representing (a) the Shares, and
         ------------------
(b) any other securities issued in respect of the Shares upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event (each of the foregoing securities in clauses (a) and (b) being referred to herein as "Restricted Securities"), shall (unless otherwise permitted by the provisions of
Section 6.2) be stamped or otherwise imprinted with a legend substantially in the following form (in addition to the legend required under any applicable state securities laws):

                  THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE SECURITIES LAWS. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR EXEMPTION THEREFROM UNDER SAID ACT OR LAWS.

         The Company will promptly, upon request, remove any such legend when no longer required by the terms of this Agreement or by applicable law.

                                   ARTICLE VI
                                  MISCELLANEOUS

     6.1 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN
         -------------
ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS (WITHOUT GIVING EFFECT TO CONFLICTS OF LAW PRINCIPLES THEREOF).

     6.2 Jurisdiction; Forum; Service of Process; Waiver of Jury Trial. With
         -------------------------------------------------------------
respect to any suit, action or proceeding ("Proceeding") arising out of or relating to this Agreement each of the Company hereby irrevocably:

         (a) consents to service of process in any Proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, or by recognized international express carrier or delivery service, to the Company or the Investors at their respective addresses referred to in Section 6.5 hereof; provided, however, that nothing herein shall affect the right of any party hereto to serve process in any other manner permitted by law; and

         (b) waives, to the fullest extent permitted by law, any right it may have to a trial by jury in any Proceeding.

     6.3 Successors and Assigns. Except as otherwise provided herein, the
         ----------------------
provisions hereof shall inure to the benefit of, and be binding upon, the successors by operation of law and permitted assigns of the parties hereto. No assignment of this Agreement may be made by any party at any time, whether or not by operation of law, without the other parties' prior written consent.

     6.4 Entire Agreement; Amendment. This Agreement and the other Transaction
         ---------------------------
Documents constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Company and by each Investor.

     6.5 Notices, Etc. All notices and other communications provided for or
         ------------
permitted hereunder shall be made in writing by hand delivery, telex, telecopier, or any courier guaranteeing overnight delivery (i) if to the Investor, at the most current address given by the Investor to the Company by means of a notice given in accordance with the provisions of this Section 6.5, which address initially is, with respect to the Investor as of the date hereof, the address set forth next to Investor's name on the signature pages hereof, and
(ii) if to the Company such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is confirmed, if telecopied; and on the next business day, if timely delivered to a courier guaranteeing overnight delivery

     6.6 Counterparts. This Agreement may be executed in any number of
         ------------
counterparts, each of which may be executed by only one of the parties hereto, each of which shall be enforceable against the party actually executing such counterpart, and all of which together shall constitute one instrument.

     6.7 Severability. In the event that any provision of this Agreement becomes
         ------------
or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provisions; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

     6.8 Massachusetts Business Trust. The names "Westcore Trust" and "Trustees
         ----------------------------
of Westcore Trust" refer respectively to the Trust created and the Trustees, as Trustees but not individually or personally, acting from time to time under an Amended and Restated Declaration Trust dated November 19, 1987, which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and at the principal office of the Trust. The obligations of "Westcore Trust" entered into in the name of or on behalf of any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders, or representatives of the Trust personally, but bind only the Trust Property, and all persons dealing with any class of shares of the Trust must look solely on the Trust Property belonging to such class for the enforcement of any claims against the Trust.

         IN WITNESS WHEREOF, each of the undersigned has caused the foregoing Agreement to be executed under seal by one of its duly authorized officers as of the date first above written.

                                     PROSOFTTRAINING.COM, a Nevada corporation

                                     By:
                                            ------------------------------------

                                     Name:
                                            ------------------------------------

                                     Title:
                                            ------------------------------------


                                     INVESTORS:

                                     -------------------------------------------
                                     (Print Name of Investor)

                                     -------------------------------------------
                                     (Signature)

                                     -------------------------------------------
                                     (Title of Signatory)


                                     -------------------------------------------

                                     -------------------------------------------

                                     -------------------------------------------
                                     (Address)

                                     Number of Shares of Common Stock
                                     Acquired __________________________________

                                    EXHIBIT A

                              FORM OF LEGAL OPINION